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                                                                    EXHIBIT 10.5

                                    AGREEMENT

of January 29, 2002

between

    Asclepion-Meditec AG
    Goschwitzer Strasse 51-52
    07745 Jena
    (hereinafter referred to as the "Seller")

and

    BIOLASE Europe GmbH
    c/o Brobeck Hale and Dorr
    Maximilianstrasse 31
    80539 Munchen
    (hereinafter referred to as the "Purchaser")

                                    Preamble
                                    --------

The Seller and the Purchaser are parties to an Asset Purchase Agreement dated January 29, 2002 (hereinafter referred to as the "Asset Purchase Agreement") as a result of which the Purchaser acquired from the Seller certain assets, the Seller assigned to the Purchaser certain contracts and transferred to the Purchaser certain employment relationships.

The Seller and the Purchaser are also parties to a Real Estate Purchase Agreement dated January 29, 2002, which is related to the Asset Purchase Agreement.

The Seller and the Purchaser now agree as follows:

The parties acknowledge that it is their joint understanding that the Purchaser shall effectively not be burdened with an actual payment of more than US-$ 700,000.00 (in words: United States Dollar seven-hundred-thousand) resulting from the transactions contemplated under the Asset Purchase Agreement and the Real Estate Agreement. Accordingly, the parties agree that the remaining balance of the aggregate Purchase Price (Article 8 of the Asset Purchase Agreement) shall be covered by a credit (Gutschrift) of a minimum of US $-300,000.00 (in words: United States Dollar three-hundred thousand), resulting from a ***** Agreement to be concluded between the Seller, the Purchaser and ***** (hereinafter referred to as the "***** Agreement").

However, in the event that (i) the ***** Agreement is not concluded by April 15, 2002, or any later date the Seller and the Purchaser mutually agree upon in writing or (ii) the Purchaser does not receive the expected minimum payment of US-$ 300,000.00 (in words: United States Dollar

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*  Confidential Treatment Requested.



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three-hundred-thousand) resulting from the ***** Agreement, and (iii) the parties are not able to mutually agree on any other arrangement resulting in a credit (Gutschrift) to the Purchaser in the amount of US-$300,000.00 (in words:
United States Dollar three-hundred-thousand) within 6 weeks after the ***** of the ***** Agreement have *****, but not later than May 31, 2002, then the parties agree that the total Purchase Price shall be reduced by US-$ 150,000.00 (in words: United States Dollar one-hundred-fifty) in which case the first installment to be paid by the Purchaser according to Article 8 subsection 2 of the Asset Purchase Agreement may be reduced at the sole discretion of the Purchaser to an amount between US-$ 150,000.00 (in words: United States Dollar one-hundred-fifty-thousand) and US-$ 350,000.00 (in words: United States Dollar three-hundred-fifty-thousand).

Signed at Munich on this 29th day of January 2002
On behalf of Asclepion-Meditec AG:

         ANDREAS GOTTLIEB                /s/ A. GOTTLIEB
---------------------------
         CORPORATE COUNSEL


On behalf of BIOLASE Europe GmbH:

         RAINER KREIFELS                 /s/ RAINER KREIFELS
------------------------------------
         ATTORNEY-IN-FACT


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*  Confidential Treatment Requested.

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